EXHIBIT 10.1
CONSENT
     CONSENT, dated as of October 17, 2005 (this “Consent”), under the CREDIT AGREEMENT, dated as of November 18, 1997, as amended and restated as of October 14, 2004, as amended and waived by the First Amendment and Waiver dated as of March 31, 2005 and as further amended by the Second Amendment and Consent dated as of August 24, 2005 (as in effect on the date immediately prior to the date hereof, the “Credit Agreement”), among BALLY TOTAL FITNESS HOLDING CORPORATION, a Delaware corporation (the “Borrower”), the lenders parties thereto (the “Lenders”), JPMORGAN CHASE BANK, N.A., as agent for the Lenders (the “Agent”), DEUTSCHE BANK SECURITIES, INC., as Syndication Agent, and LASALLE BANK NATIONAL ASSOCIATION, as Documentation Agent. Terms used herein, but not defined, shall have the respective meanings set forth in the Credit Agreement.
W I T N E S S E T H:
     1. The Borrower wishes to implement one or more Rights Plan Transactions (as defined in Schedule I).
     2. Pursuant to Section 7.01 of the Credit Agreement, the consent of the Majority Lenders is required in order for the Borrower to implement the Rights Plan Transactions.
     NOW, THEREFORE, the parties hereto hereby agree as follows:
     1. Consent. The Lenders consent to the adoption of one or more Rights Plans (as defined in Schedule I) and implementation of one or more Rights Plan Transactions, provided, that the aggregate payments made by the Borrower in respect of any Rights (as defined in Schedule I) issued pursuant to, and of any Capital Stock in connection with, any Rights Plan Transactions shall not exceed $100,000 (excluding in each case the value of Capital Stock of the Borrower issued pursuant to any Rights Plan). This Consent is not intended to and shall not be construed as granting the Borrower permission to purchase or redeem any Capital Stock (other than the Rights and subject to the limit set forth in the proviso to the preceding sentence) in connection with Rights Plan Transactions.
     2. Conditions to Effectiveness of this Consent. This Consent shall become effective as of the date first set forth above (the “Effective Date”) at such time as:
     (i) the Agent shall have received counterparts of this Consent duly executed and delivered by a duly authorized officer of each of the Borrower, each Guarantor and the Majority Lenders; and
     (ii) the Agent shall have received payment of all invoiced fees and reasonable expenses of the Agent and the Lenders that are earned, due and payable on or prior to the Effective Date in connection with this Consent.

     3. Consent Fee. The Borrower agrees to pay to the Agent for the account of each Lender which executes and delivers this Consent by 12:00 pm EST on or prior to October 19, 2005 (each, an “Approving Lender”) a consent fee equal to .05% of the sum of such Lender’s Term Advances and Revolving Credit Commitments on the Effective Date, earned, due and payable on the Effective Date.
     4. Representations and Warranties. The Borrower represents and warrants to each Lender that as of the Effective Date after giving effect to this Consent: (a) the representations and warranties made by the Credit Parties in the Credit Documents are true and correct in all material respects on and as of the date hereof (except to the extent that such representations and warranties are expressly stated to relate to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects on and as of such earlier date) and (b) no Default or Event of Default shall have occurred and be continuing as of the date hereof.
     5. Counterparts. This Consent may be executed by one or more of the parties to this Consent on any number of separate counterparts (including by facsimile or electronic transmission), and all of said counterparts taken together shall be deemed to constitute one and the same instrument. The execution and delivery of this Consent by any Lender shall be binding upon each of its successors and assigns and binding in respect of all of its Commitments and Advances, including any acquired subsequent to its execution and delivery hereof and prior to the effectiveness hereof.
     6. Continuing Effect; No Other Amendments. This Consent is to be narrowly constructed. Except to the extent specific transactions are specifically consented to hereunder, all of the terms and provisions of the Credit Agreement and the other Credit Documents are and shall remain in full force and effect. This Consent shall constitute a Credit Document.
     7. GOVERNING LAW. THIS CONSENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.
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     IN WITNESS WHEREOF, the parties hereto have caused this Consent to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

BALLY TOTAL FITNESS HOLDING CORPORATION

By:	/s/ Carl J. Landeck

Name: Carl J. Landeck
Title: Senior Vice President and Chief Financial Officer

JPMORGAN CHASE BANK, N.A., individually and as Agent

By:	/s/ Barry Bergman

Name: Barry Bergman
Title: Managing Director

Bally Total Fitness Holding Corporation Consent dated as of October 17, 2005 under the Amended and Restated Credit Agreement

LASALLE BANK NATIONAL ASSOCIATION

By:	/s/ Patrick R. Keller

Name: Patrick R. Keller
Title: First Vice President

Sankaty Advisors, LLC as Collateral Manager for AVERY POINT CLO, LTD.

By:	/s/ James F. Kellogg III

Name: James F. Kellogg III
Title: Managing Director

Sankaty Advisors, Inc., as Collateral Manager for BRANT POINT CBO 1999-1 LTD.

By:	/s/ James F. Kellogg III

Name: James F. Kellogg III
Title: Managing Director

Sankaty Advisors, LLC, as Collateral Manager for BRANT POINT II CBO 2000-1 LTD.

By:	/s/ James F. Kellogg III

Name: James F. Kellogg III
Title: Managing Director

Sankaty Advisors, LLC as Collateral Manager for CASTLE HILL I — INGOTS, LTD.

By:	/s/ James F. Kellogg III

Name: James F. Kellogg III
Title: Managing Director

Sankaty Advisors, LLC as Collateral Manager for CASTLE HILL II — INGOTS, LTD.

By:	/s/ James F. Kellogg III

Name: James F. Kellogg III
Title: Managing Director

HARBOUR TOWN FUNDING LLC

By:	/s/ M. Cristina Higgins

Name: M. Cristina Higgins
Title: Assistant Vice President

Sankaty Advisors, LLC as Collateral Manager for LOAN FUNDING XI LLC

By:	/s/ James F. Kellogg III

Name: James F. Kellogg III
Title: Managing Director

LONG LANE MASTER TRUST IV

By:	/s/ M. Cristina Higgins

Name: M. Cristina Higgins
Title: Assistant Vice President

Sankaty Advisors, LLC as Collateral Manager for RACE POINT CLO, LIMITED

By:	/s/ James F. Kellogg III

Name: James F. Kellogg III
Title: Managing Director

Sankaty Advisors, LLC as Collateral Manager for RACE POINT II CLO, LIMITED

By:	/s/ James F. Kellogg III

Name: James F. Kellogg III
Title: Managing Director

Sankaty Advisors, LLC as Collateral Manager for PROSPECT FUNDING I, LLC

By:	/s/ James F. Kellogg III

Name: James F. Kellogg III
Title: Managing Director

SANKATY HIGH YIELD PARTNERS III, L.P.

By:	/s/ James F. Kellogg III

Name: James F. Kellogg III
Title: Managing Director

BLACK DIAMOND OFFSHORE, LTD.
By:	Carlson Capital, L.P., its investment advisor
By:	Asgard Investment Corp., its general partner

By:	/s/ Clint D. Carlson

Name: Clint D. Carlson
Title: President

DOUBLE BLACK DIAMOND OFFSHORE LDC
By:	Carlson Capital, L.P., its investment advisor
By:	Asgard Investment Corp., its general partner

By:	/s/ Clint D. Carlson

Name: Clint D. Carlson
Title: President

CANYON CAPITAL CDO 2002-1, LTD.

By:	/s/ R. Christian B. Evensen

Name: R. Christian B. Evensen
Title: Managing Director

By:	Canyon Capital Advisors LLC, a Delaware limited liability company, its Collateral Manager

CANYON CAPITAL CLO 2004-1, LTD.

By:	/s/ R. Christian B. Evensen

Name: R. Christian B. Evensen
Title: Managing Director

By:	Canyon Capital Advisors LLC,

a Delaware limited liability company its Collateral Manager

DEUTSCHE BANK TRUST COMPANY AMERICAS

By:	/s/ Susan LeFevre

Name: Susan LeFevre
Title: Director

By:	/s/ Lana Gifas

Name: Lana Gifas
Title: Vice President

DURHAM ASSET MANAGEMENT L.L.C., on Behalf of CREDIT GENESIS CLO 2005-1 LTD.

By:	/s/ Jeffrey A. Rosenkranz

Name: Jeffrey A. Rosenkranz
Title: Principal

HEALTH AND FITNESS TRUST
By:	Wilmington Trust Company not in its individual capacity, but solely as Owner Trustee

By:	/s/ Joseph B. Feil

Name: Joseph B. Feil
Title: Assistant Vice President

General Electric Capital Corporation, as Administrator for, MERRITT CLO HOLDING LLC

By:	/s/ Brian P. Schwinn

Name: Brian P. Schwinn
Title: Duly Authorized Signatory

GENERAL ELECTRIC CAPITAL CORPORATION

By:	/s/ Dwayne Coker

Name: Dwayne Coker
Title: Duly Authorized Signer

HBK MASTER FUND L.P.
By:	HBK Investment L.P., Investment Advisor

By:	/s/ Kevin O’Neal

Name: Kevin O’Neal
Title: Authorized Signatory

TRS LEDA LLC

By:	/s/ Deborah O’Keeffe

Name: Deborah O’Keeffe
Title: Vice President

Q FUNDING III, L.P.
By:	Prufrock Onshore, L.P., its general partner
By:	J. Alfred Onshore, LLC, its general partner

By:	Robert McCormick

Name: Robert McCormick
Title: Vice President

C-SQUARED CDO LTD.
By:	TCW Advisors, Inc., as its Portfolio Manager

By:	/s/ Stephen Suo

Name: Stephen Suo
Title: Vice President

By:	/s/ Vikas Mavinkurve

Name: Vikas Mavinkurve
Title: Vice President

CELERITY CLO LIMITED
By:	TCW Advisors, Inc., as Agent

By:	/s/ Jonathan R. Insull

Name: Jonathan R. Insull
Title: Managing Director

By:	/s/ Stephen Suo

Name: Stephen Suo
Title: Vice President

FIRST 2004-I CLO, LTD.
By:	TCW Advisors, Inc., as its Collateral Manager

By:	/s/ Jonathan R. Insull

Name: Jonathan R. Insull
Title: Managing Director

By:	/s/ Stephen Suo

Name: Stephen Suo
Title: Vice President

FIRST 2004-II CLO, LTD.
By:	TCW Advisors, Inc., as its Collateral Manager

By:	/s/ Jonathan R. Insull

Name: Jonathan R. Insull
Title: Managing Director

By:	/s/ Stephen Suo

Name: Stephen Suo
Title: Vice President

JEFFERSON-PILOT LIFE INSURANCE COMPANY
By:	TCW Advisors, Inc., as its Investment Advisor

By:	/s/ Jonathan R. Insull

Name: Jonathan R. Insull
Title: Managing Director

By:	/s/ Stephen Suo

Name: Stephen Suo
Title: Vice President

LOAN FUNDING I LLC
a wholly owned subsidiary of Citibank, N.A.
By:	TCW Advisors, Inc., as Portfolio Manager of Loan Funding I LLC

By:	/s/ Stephen Suo

Name: Stephen Suo
Title: Vice President

By:	/s/ Vikas Mavinkurve

Name: Vikas Mavinkurve
Title: Vice President

TCW SELECT LOAN FUND, LIMITED
By:	TCW Advisors, Inc., as its Collateral Manager

By:	/s/ Stephen Suo

Name: Stephen Suo
Title: Vice President

By:	/s/ Jonathan R. Insull

Name: Jonathan R. Insull
Title: Managing Director

TCW SENIOR SECURED FLOATING RATE LOAN FUND, L.P.
By:	TCW Advisors, Inc., as its Investment Advisor

By:	/s/ Stephen Suo

Name: Stephen Suo
Title: Vice President

By:	/s/ Jonathan R. Insull

Name: Jonathan R. Insull
Title: Managing Director

VELOCITY CLO, LTD.
By:	TCW Advisors, Inc., its Collateral Manager

By:	/s/ Jonathan R. Insull

Name: Jonathan R. Insull
Title: Managing Director

By:	/s/ Stephen Suo

Name: Stephen Suo
Title: Vice President

U.S. BANK NATIONAL ASSOCIATION

By:	/s/ Joseph L. Svehla

Name: Joseph L. Svehla
Title: Vice President

WB LOAN FUNDING 2, LLC

By:	/s/ Diana M. Himes

Name: Diana M. Himes
Title: Associate

WELLS FARGO FOOTHILL, LLC

By:	/s/ Maged G. Ghebrial

Name: Maged G. Ghebrial
Title: Vice President

THE FOOTHILL GROUP, INC.

By:	/s/ Michael R. Bohannon

Name: Michael R. Bohannon
Title: Senior Vice President

THE CONSENT IS ACKNOWLEDGED AND AGREED:

BALLY’S FITNESS AND RACQUET CLUBS, INC.
BALLY FITNESS FRANCHISING, INC.
BALLY FRANCHISE RSC, INC.
BALLY FRANCHISING HOLDINGS, INC.
BALLY ESTATE II, LLC
REAL ESTATE III, LLC
REAL ESTATE IV, LLC
BALLY REFS WEST HARTFORD, LLC
BALLY TOTAL FITNESS CORPORATION
BALLY TOTAL FITNESS HOLDING CORPORATION
BALLY TOTAL FITNESS INTERNATIONAL, INC.
BALLY TOTAL FITNESS OF MISSOURI, INC.
BALLY TOTAL FITNESS OF TOLEDO, INC.
BFIT REHAB OF WEST PALM BEACH, INC.
BALLY TOTAL FITNESS OF CONNECTICUT COAST, INC.
BALLY TOTAL FITNESS OF CONNECTICUT VALLEY, INC.
GREATER PHILLY NO. 1 HOLDING COMPANY
GREATER PHILLY NO. 2 HOLDING COMPANY
HEALTH & TENNIS CORPORATION OF NEW YORK
HOLIDAY HEALTH & FITNESS CENTERS OF NEW YORK, INC.
BALLY TOTAL FITNESS OF COLORADO, INC.
BALLY TOTAL FITNESS OF THE SOUTHEAST, INC.
HOLIDAY HEALTH CLUBS OF THE EAST COAST, INC.
HOLIDAY/SOUTHEAST HOLDING CORP.
BALLY TOTAL FITNESS OF CALIFORNIA, INC.
BALLY TOTAL FITNESS OF THE MID-ATLANTIC, INC.
BALLY TOTAL FITNESS OF GREATER NEW YORK, INC.
JACK LALANNE HOLDING CORP.
BALLY SPORTS CLUB, INC.
NEW FITNESS HOLDING CO., INC.
NYCON HOLDING CO., INC.
BALLY TOTAL FITNESS OF PHILADELPHIA, INC.
PROVIDENCE FITNESS CENTERS, INC.
RHODE ISLAND HOLDING COMPANY
BALLY TOTAL FITNESS OF THE MIDWEST, INC.
BALLY TOTAL FITNESS OF MINNESOTA, INC.
TIDELANDS HOLIDAY HEALTH CLUBS, INC.
U.S. HEALTH, INC.

59TH STREET GYM LLC
708 GYM LLC
ACE, LLC
CRUNCH CFI, LLC
CRUNCH FITNESS INTERNATIONAL, INC.
CRUNCH L.A. LLC
CRUNCH WORLD LLC
FLAMBE LLC
MISSION IMPOSSIBLE, LLC
SOHO HO LLC
WEST VILLAGE GYM AT THE ARCHIVES LLC
BALLY TOTAL FITNESS FRANCHISING, INC.

By:	/s/ Carl J. Landeck
	Name:	Carl J. Landeck
	Title:	Senior Vice President and Chief Financial Officer

Schedule I
“Rights Plan Transaction”
“Rights Plan Transaction” means the (i) distribution to then existing stockholders of the Borrower and the issuance from time to time thereafter in connection with the issuance or exchange of any shares of common stock of the Borrower of stock purchase rights (“Rights”) pursuant to the terms of one or more Stockholder Rights Plans (each a “Rights Plan”), which will entitle the holder thereof, in the circumstances set forth in a Rights Plan, to purchase from the Borrower one one-thousandth of a share of a series of preferred stock or shares of common stock of the Borrower upon payment of the exercise price and other terms set forth in the Rights Plan and (ii) the issuance of shares of preferred or common stock of the Borrower upon exercise of such Rights or the exchange of shares of common stock of the Borrower for such Rights in lieu of purchase of such shares as provided in a Rights Plan.